SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2006

Commission File Number: 333-28249

PRIME AIR, INC.
(Exact name of registrant as specified in its charter)

NEVADA Applied For State or other jurisdiction of I.R.S. Employer I.D. No. incorporation or organization

601 - 938 Howe Street, Vancouver, British Columbia, Canada V6Z 1N9;
(604)684-5700

(Address and telephone number of principal executive offices)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Further to the Bylaws of Prime Air, Inc., Section 3.8 (d) Powers and Section 5.8 Removal John Eberhard has been removed as President and Secretary of Prime Air, Inc. effective  immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 20, 2006              PRIME  AIR,  INC.

                                  By:  /s/  Wayne  Koch

                                  --------------------

                                           Wayne  Koch

                                                 CFO